UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

James R. Arnold, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 765-6802
Registrant's telephone number, including area code

Date of fiscal year end: September 30, 2014

Date of reporting period:  March 31, 2014

Item 1. Report to Stockholders.

Bushido Capital Long/Short Fund

Investor Class Shares – BCLSX

Semi-Annual Report

www.bushidofunds.com	March 31, 2014

Bushido Capital Long/Short Fund

Shareholder Letter 3/31/14

Fund Overview

The Bushido Capital Long/Short Fund utilizes a fundamental value approach to individual stock selection that incorporates both quantitative and qualitative analysis. The Fund will normally hold 35-60 long positions in equity securities deemed to be undervalued. The Fund will employ its flexible value approach to long investments in securities across a company’s entire capital structure when market conditions price other securities of the company at what we view as superior risk-reward prices to the common equity. Additionally, the Fund may short securities of companies that it deems to be suffering a secular decline in the underlying fundamentals of the business. The Fund may also short securities that are deemed to be mispriced relative to the fundamental risk facing the position. Additionally, short securities may be coupled with long positions to form paired trades designed to mitigate sector, market, or country-specific risk.

Performance Drivers

For the six month period ended 3/31/14, investments with the largest positive performance contribution included Nabors, Patterson-UTI, and Oracle while RSXJ, SkyWest, and C.H. Robinson represented the worst three. For the Fund’s short book, leading contributors to performance were TBT, DDM, and Sotheby’s while the worst came from YCS, IWM, and Eagle Materials.

Portfolio Composition

The Fund’s asset allocation at quarter end consisted of: long equity (85%), short equity (15%), long fixed income (15%), net flat options (0.0%), and Cash (15%). Of note, the two largest industry exposures, as measured by Bloomberg industry, were Insurance and Oil/Gas at 11% and 7%, respectively. As a percent of net assets, the Fund had a gross exposure of 115% and net exposure of 85%. Our three largest positions were a Fairfax bond, EIRL (Irish ETF), and GREK (Greek ETF). Our three largest short positions were a Euro ETF (FXE), iShares Russell 2000 ETF, and Wisdom Tree Japanese equity ETF (DXJ). On the long side of the portfolio we are invested in four core secular themes that we believe will each generate positive risk adjusted returns across several names in the portfolio. First, we are positioned to benefit from a continued improvement in the U.S. residential real estate market through our holdings in BAC, MRD CN, and JPM. Importantly, the long names expected to benefit from an improvement in housing are still priced at attractive valuations despite improving fundamentals which may help protect us from downside risk. The second secular theme we are looking to exploit is the rapid increase in domestic energy production. We are investing in this theme primarily through companies that are building and operating the infrastructure needed to transport, store and export domestic natural gas, NGLs, oil, and coal (KMI, KMR, CSX). Additionally, we have a position in an energy service company that focuses on land based drilling (NBR). The third theme in the portfolio would include companies that should benefit from a gradual improvement in the US unemployment rate and related employment metrics. These companies would include BAC, JPM and GS. Lastly, the fourth theme is the attractive valuations coupled with shareholder yield in select property & casualty insurance companies. While our portfolio names in the insurance space (AWH, AXS, ENH, PRE, RE) continue to be challenged by the low interest rate environment, we believe improving rates on line and attractive valuations below book value provide an attractive risk/reward proposition. We believe that each of these secular themes may benefit the portfolio for the intermediate to longer term and are not positioning to quickly trade out of the related positions unless the market were to reward us with far higher valuation multiples on the individual stocks.

Market Outlook

We believe that the broad US equity markets have now entered over-valued territory based on several long-term valuation indicators that we closely follow. Importantly, we do not use the broad market based valuation indicators

Bushido Capital Long/Short Fund

for trading or market timing purposes, but instead use them as guide posts to inform us of where the market stands relative to historical long-term valuation metrics. We believe that a valuation approach for the market functions much like it would for an individual asset, in that the cheaper multiple you can buy the market for, the higher your expected returns should be over a full market cycle. Current broad based market valuation indicators that we follow would point to valuations for the market being closer to historical market tops than the long-term historic market average. In contrast to the expensive US market, we believe that specific international markets represent attractive valuations and we have invested in single country ETFs to take advantage of these opportunities. We are concerned that the vast amount of liquidity introduced into the global financial system through the workings of the US Federal Reserve, European Central Bank, Bank of Japan, and Bank of England, to name a few, may be artificially supporting risk assets globally given the anemic economic outlook and challenged balance sheets in much of the developed world.

Respectfully submitted,

John H. Beatson Jr.
Bushido Capital Partners

Please see the following page for important disclosures.

Bushido Capital Long/Short Fund

Disclosure

Mutual Fund investing involves risk. Principal loss is possible. The Fund may engage in short sales of securities, which involves the risk that losses may exceed original amounts invested. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods. The Fund may also invest in emerging markets, which are generally more volatile, have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries and securities markets that are substantially smaller, less liquid and more volatile with less government oversight than more developed countries. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Small and medium-cap companies tend to have limited liquidity and greater price volatility than large-cap companies. Because the fund invests in ETFs, it is subject to additional risks that do not apply to conventional mutual funds, including the risks that an ETF’s shares may trade at a discount to its net asset value, an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a Fund’s ability to sell its shares.

Fund holdings are subject to change and are not recommendations to buy or sell any security. For a complete list of Fund holdings, please refer to the Schedule of Investments in this report.

Net Exposure takes the Long percent of net assets and subtracts the Short percent of net assets. Gross Exposure takes the Long percent of net assets and adds to it the Short percent of net assets.

Book value is roughly equal to a firm’s total asset minus total liabilities and on a per share basis is calculated as: total common equity divided by number of shares outstanding.

This commentary reflects the views of the portfolio manage through March 31, 2014. The manager’s views are subject to change as market and other conditions warrant.  No forecasts are guaranteed. This commentary is provided for informational purposes only and is not an endorsement of any security, mutual fund, sector or index.   Bushido Capital Partner, its affiliates, employees and clients may hold or trade the securities mentioned in this commentary.

Bushido Long/Short Fund is distributed by Quasar Distributors, LLC.

Bushido Capital Long/Short Fund

Value of $10,000 Investment (Unaudited)

This chart assumes an initial investment of $10,000.  Performance reflects waivers of fee and operating expenses in effect.  In the absence of such waivers, total return would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed may be worth more or less than their original cost.  Performance assumes the reinvestment of capital gains and income distributions.  The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Return as of March 31, 2014

	1 Year	Since Inception(1)
Investor Class (without sales load)	9.51%	10.98%
Investor Class (with sales load)(2)	4.29%	7.21%
70% S&P 500 Index 30% Barclay’s Government/Credit Index(3)	14.94%	17.01%
Morningstar Long/Short Equity Category Index(4)	10.40%	11.33%

(1)	October 31, 2012.
(2)	Return reflects a sales load of 4.75%.
(3)	The 70% S&P 500 Index 30% Barclay’s Government/Credit Index is a blended benchmark consisting of 70% of the S&P 500 Index and 30% of the Barclay’s Intermediate Government/Credit Index.
(4)	Morningstar Long/Short Equity Category measures the average performance of the funds that currently comprise Morningstar’s Long/Short Equity category.

Bushido Capital Long/Short Fund

Expense Example (Unaudited)
March 31, 2014

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees and wire transfer fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period  (October 1, 2013 – March 31, 2014).

ACTUAL EXPENSES
The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs may have been higher.

			Expenses Paid
	Beginning Account	Ending Account	During Period(1)
	Value (10/1/2013)	Value (3/31/2014)	(10/1/2013 to 3/31/2014)
Investor Class Actual(2)(3)	$1,000.00	$1,076.80	$11.29
Investor Class Hypothetical(4)
(5% return before expenses)	$1,000.00	$1,014.06	$10.95

(1)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 2.18%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

(2)	Based on the actual returns for the six-month period ended March 31, 2014 of 7.68%.
(3)	Excluding dividends and interest on short positions, the actual expenses would be $9.58.
(4)	Excluding dividends and interest on short positions, the hypothetical expenses would be $9.30.

Bushido Capital Long/Short Fund

Asset Allocations (Unaudited)
as of March 31, 2014
(% of Gross Assets)

Top Ten Long Positions
March 31, 2014(1)
(% of net assets)

Fairfax Financial Holdings, 5.800%, 05/15/2021	4.1%
iShares MSCI Ireland Capped Fund	3.7%
Global X FTSE Greece 20 Fund	3.7%
iShares MSCI Italy Capped Fund	3.0%
iShares MSCI Austria Capped Fund	2.9%
Nabors Industries	2.0%
Toll Brothers Finance, 5.875%, 02/15/2022	1.9%
Oracle	1.9%
Allied World Assurance Company Holdings	1.8%
Coca Cola Enterprises	1.8%

Top Five Short Positions
March 31, 2014
(% of net assets)

Euro Currency Trust Fund	-3.5%
WisdomTree Japan Hedged Equity Fund	-2.2%
ProShares UltraShort Yen Fund	-1.7%
ProShares UltraShort 20+ Year Treasury Fund	-1.5%
Stein Mart	-0.9%

(1)	Fidelity Institutional Government Portfolio is excluded from the Top Ten Holdings.

Bushido Capital Long/Short Fund

Schedule of Investments (Unaudited)
March 31, 2014

Description	Shares	Value

COMMON STOCKS – 66.0%

Aerospace & Defense – 1.5%
Northrop Grumman	852	$105,120

Agriculture – 4.8%
Lorillard	2,227	120,436
Philip Morris International	1,282	104,957
Reynolds American	2,018	107,802
		333,195

Banks – 4.5%
Bank Of America	6,039	103,871
Goldman Sachs Group	620	101,587
JPMorgan Chase	1,773	107,639
		313,097

Beverages – 1.8%
Coca-Cola Enterprises	2,613	124,797

Diversified Financial Services – 1.6%
Credit Acceptance*	796	113,151

Healthcare-Products – 1.4%
St. Jude Medical	1,542	100,831

Household Products/Wares – 1.5%
Tupperware Brands	1,276	106,878

Insurance – 10.8%
Allied World Assurance Company Holdings (a)	1,224	126,305
American International Group	2,115	105,771
Assurant	1,573	102,182
Axis Capital Holdings	2,280	104,538
Endurance Specialty Holdings (a)	1,953	105,130
Everest Re Group	693	106,064
PartnerRe (a)	1,014	104,949
		754,939

Iron/Steel – 1.6%
POSCO – ADR	1,610	111,750

Machinery-Diversified – 1.8%
Flowserve	1,562	122,367

See Notes to the Financial Statements

Bushido Capital Long/Short Fund

Schedule of Investments (Unaudited) – Continued
March 31, 2014

Description	Shares	Value

COMMON STOCKS – 66.0% (CONTINUED)

Media – 4.6%
DIRECTV*	1,373	$104,925
Starz – Class A*	3,569	115,207
Viacom – Class B	1,171	99,523
		319,655

Oil & Gas – 7.0%
Apache	1,293	107,254
Ensco – Class A	2,172	114,638
Nabors Industries	5,748	141,688
Patterson-UTI Energy	3,852	122,032
		485,612

Packaging & Containers – 4.9%
Ball	2,101	115,156
Silgan Holdings	2,407	119,195
UFP Technologies*	4,387	106,867
		341,218

Pipelines – 3.1%
Kinder Morgan (a)	3,409	110,759
Kinder Morgan Management*	1,464	104,941
		215,700

Real Estate – 3.0%
Annaly Capital Management – REIT	9,099	99,816
Melcor Developments	5,421	106,017
		205,833

Retail – 5.6%
AutoZone*	212	113,865
Francesca’s Holdings*	2,773	50,302
HSN	2,014	120,297
Nordstrom	1,678	104,791
		389,255

Software – 3.4%
Dun & Bradstreet	1,054	104,715
Oracle	3,245	132,753
		237,468

See Notes to the Financial Statements

Bushido Capital Long/Short Fund

Schedule of Investments (Unaudited) – Continued
March 31, 2014

Description	Shares/Par	Value

COMMON STOCKS – 66.0% (CONTINUED)

Transportation – 3.1%
CSX (a)	3,864	$111,940
Expeditors International of Washington (a)	2,656	105,257
		217,197

Total Common Stocks
(Cost $4,119,850)		4,598,063

CORPORATE BONDS – 14.4%

Financial Services – 1.5%
Leucadia National
5.500%, 10/18/2023 (a)	$100,000	104,377

Homebuilders – 3.9%
MDC Holdings
5.375%, 07/01/2015 (a)	5,000	5,244
5.625%, 02/01/2020 (a)	70,000	74,725
Ryland Group
6.625%, 05/01/2020 (a)	55,000	60,088
Toll Brothers Finance
5.875%, 02/15/2022 (a)	125,000	134,375
		274,432

Insurance – 5.0%
Allied World Assurance Company Holdings
5.500%, 11/15/2020 (a)	55,000	61,336
Fairfax Financial Holdings
5.800%, 05/15/2021 (a) (b)	270,000	285,276
		346,612

Packaging & Containers – 0.9%
Ball
5.750%, 05/15/2021 (a)	55,000	58,987

Retail – 1.7%
Darden Restaurants
4.500%, 10/15/2021 (a)	120,000	118,644

Software – 1.4%
Moody’s
5.500%, 09/01/2020 (a)	90,000	99,674

Total Corporate Bonds
(Cost $974,126)	120,000	1,002,726

See Notes to the Financial Statements

Bushido Capital Long/Short Fund

Schedule of Investments (Unaudited)
March 31, 2014

Description	Shares	Value

EXCHANGE TRADED FUNDS – 16.8%
Global X FTSE Argentina 20 Fund	3,350	$66,263
Global X FTSE Greece 20 Fund	10,436	256,413
iShares MSCI Austria Capped Fund	10,208	204,058
iShares MSCI Ireland Capped Fund	6,539	256,917
iShares MSCI Italy Capped Fund	11,694	207,101
Market Vectors Russia Fund	2,755	66,065
Market Vectors Russia Small-Cap Fund	3,675	117,159
Total Exchange Traded Funds
(Cost $1,162,347)		1,173,976

SHORT-TERM INVESTMENT – 6.6%
Fidelity Institutional Government Portfolio, 0.01%^
(Cost $460,275)	460,275	460,275
Total Investments – 103.8%
(Cost $6,716,598)		7,235,040
Other Assets and Liabilities, Net – (3.8)%		(265,523)
Total Net Assets – 100.0%		$6,969,517

*	Non-income producing security.
(a)
All or a portion of this security is designated as collateral for securities sold short.  As of March 31, 2014, the value of collateral was $1,378,694.(b)Security purchased within the terms of a private placement memorandum, exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.”  As of March 31, 2014, the value of this investment was $285,276 or 4.1% of total net assets.

^	Variable rate security- The rate shown is the rate in effect as of March 31, 2014.
ADR – American Depository Receipt
REIT – Real Estate Investment Trust

See Notes to the Financial Statements

Bushido Capital Long/Short Fund

Schedule of Securities Sold Short (Unaudited)
March 31, 2014

Description	Shares	Value

COMMON STOCKS – 1.2%

Home Furnishings – 0.3%
La-Z-Boy	816	$22,114

Retail – 0.9%
Stein Mart	4,404	61,700

Total Common Stocks
(Proceeds $83,416)		83,814

EXCHANGE TRADED FUNDS – 13.5%
Euro Currency Trust Fund*	1,816	247,030
iShares Nasdaq Biotechnology Fund	300	70,935
iShares Russell 2000 Fund	2,046	238,032
ProShares UltraShort 20+ Year Treasury Fund*	1,516	102,406
ProShares UltraShort Yen Fund*	1,790	121,040
WisdomTree Japan Hedged Equity Fund	3,343	158,257
Total Exchange Traded Funds
(Proceeds $946,099)		937,700
Total Securities Sold Short
(Proceeds $1,029,515)		$1,021,514

*	Non-income producing security.

See Notes to the Financial Statements

Bushido Capital Long/Short Fund

Statement of Assets and Liabilities (Unaudited)
March 31, 2014

ASSETS:
Investments, at value (cost $6,716,598)	$7,235,040
Cash	962
Deposits at broker(1)	677,000
Receivable for adviser reimbursements	11,135
Receivable for investment securities sold	307,114
Receivable for capital shares sold	210,500
Prepaid expenses	4,043
Dividends and interest receivable	25,226
Total assets	8,471,020

LIABILITIES:
Securities sold short, at value (proceeds $1,029,515)	1,021,514
Payable for investment securities purchased	436,482
Payable for fund administration & accounting fees	7,694
Payable for compliance fees	2,331
Payable for transfer agent fees & expenses	9,017
Payable for custody fees	5,021
Payable for trustee fees	3,150
Accrued distribution & shareholder service fees	2,918
Accrued expenses	13,376
Total liabilities	1,501,503

NET ASSETS	$6,969,517

NET ASSETS CONSIST OF:
Paid-in capital	$6,468,524
Accumulated undistributed net investment loss	(5,797)
Accumulated undistributed net realized loss on investments	(19,653)
Net unrealized appreciation on:
Investments and translations of foreign currency	518,442
Securities sold short	8,001
Total net assets	$6,969,517

Net Assets	$6,969,517
Shares issued and outstanding(2)	601,870
Net asset value, redemption price and, minimum offering price per share(3)	$11.58
Maximum offering price per share ($11.58/0.9525)(4)	$12.16

(1)	Pledged as collateral for securities sold short.
(2)	Unlimited shares authorized.
(3)	A redemption fee of 2.00% is assessed against shares redeemed within 60 days of purchase.
(4)	Reflects a maximum sales charge of 4.75%.

See Notes to the Financial Statements

Bushido Capital Long/Short Fund

Statement of Operations (Unaudited)
For the Six Months Ended March 31, 2014

INVESTMENT INCOME:
Dividend income	$36,832
Less: foreign taxes withheld	(157)
Interest income	21,135
Total investment income	57,810

EXPENSES:
Fund administration & accounting fees (See Note 5)	34,719
Investment adviser fees (See Note 5)	30,914
Transfer agent fees (See Note 5)	24,708
Custody fees (See Note 5)	13,301
Audit fees	8,469
Dividends & broker interest on short positions	8,150
Distribution and/or shareholder service fees (See Note 6)	7,748
Compliance fees (See Note 5)	6,996
Legal fees	5,739
Federal & state registration fees	5,737
Trustee fees	5,045
Other	2,808
Postage & printing fees	2,002
Total expenses before reimbursement	156,336
Less: reimbursement from investment adviser (See Note 5)	(102,433)
Net expenses	53,903

NET INVESTMENT INCOME	3,907

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on transactions from:
Investments and translations of foreign currency	71,860
Options purchased	(66,434)
Securities sold short	(2,275)
Options written	2,409
Net change in unrealized appreciation on:
Investments and translations of foreign currency	247,389
Options purchased	70,245
Securities sold short	22,498
Options written	137
Net realized and unrealized gain (loss) on investments	345,829

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$349,736

See Notes to the Financial Statements

Bushido Capital Long/Short Fund

Statements of Changes in Net Assets

	Six Months Ended	For the Period
	March 31, 2014	Inception Through
	(Unaudited)	September 30, 2013(1)
OPERATIONS:
Net investment income (loss)	$3,907	$(11,613)
Net realized gain (loss) on transactions from:
Investments and translations of foreign currency	71,860	1,097
Options purchased	(66,434)	(10,777)
Securities sold short	(2,275)	(5,480)
Options written	2,409	(7,138)
Net change in unrealized appreciation (depreciation) on:
Investments and translations of foreign currency	247,389	271,053
Options purchased	70,245	(70,245)
Securities sold short	22,498	(14,497)
Options written	137	(137)
Net increase in net assets resulting from operations	349,736	152,263

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	3,596,699	2,871,054
Proceeds from reinvestments of distributions	2,853	—
Payments for shares redeemed	(150)	(85)
Redemption fees	—	—
Net increase in net assets resulting from capital share transactions	3,599,402	2,870,969

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	—	—
From net realized gains	(2,853)	—
Total dividends and distributions	(2,853)	—

TOTAL INCREASE IN NET ASSETS	3,946,285	3,023,232

NET ASSETS:
Beginning of period	3,023,232	—
End of period, including accumulated
undistributed net investment loss of $(5,797) and $(9,704)	$6,969,517	$3,023,232

(1)	Inception date of the Fund was October 31, 2012.

See Notes to the Financial Statements

Bushido Capital Long/Short Fund

Financial Highlights

For a Fund share outstanding throughout the period.

	For the Six		For the Period
	Months Ended		Inception through
	March 31, 2014		September 30, 2013(1)
	(Unaudited)		(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$10.76		$10.00

INVESTMENT OPERATIONS:
Net investment gain (loss)	0.03		(0.04)
Net realized and unrealized gain on investments	0.80		0.80
Total from investment operations	0.83		0.76

LESS DISTRIBUTIONS:
Dividends from net investment income	—		—
Dividends from net capital gains	(0.01)		—
Total distributions	(0.01)		—

Paid-in capital from redemption fees	—		—
Net asset value, end of period	$11.58		$10.76

TOTAL RETURN(2)	7.68	%(3)	7.60	%(3)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in millions)	$7.0		$3.0

Ratio of expenses to average net assets:
Before expense reimbursement	6.32	%(4)	12.02	%(4)
After expense reimbursement	2.18	%(4)	2.17	%(4)
Ratio of expenses excluding dividends & interest
on short positions to average net assets:
Before expense reimbursement	5.99	%(4)	11.70	%(4)
After expense reimbursement	1.85	%(4)	1.85	%(4)
Ratio of net investment loss to average net assets:
Before expense reimbursement	(3.98	)%(4)	(10.41	)%(4)
After expense reimbursement	0.16	%(4)	(0.56	)%(4)
Portfolio turnover rate	21	%(3)	19	%(3)

(1)	Inception date of the Fund was October 31, 2012.
(2)	Total return does not reflect sales charges.
(3)	Not annualized.
(4)	Annualized.

See Notes to the Financial Statements

Bushido Capital Long/Short Fund

Notes to the Financial Statements (Unaudited)
March 31, 2014

1.  ORGANIZATION

Managed Portfolio Series (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated January 27, 2011. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Bushido Capital Long/Short Fund (the “Fund”) is a diversified series with its own investment objectives and policies within the Trust. The investment objective of the Fund is to achieve long-term growth of capital. The Fund commenced operations on October 31, 2012.  Costs incurred by the Fund in connection with the organization, registration, and the initial public offering of shares were paid by Bushido Capital Partners, LLC (the “Advisor”).  The Fund currently offers two classes of shares, the Investor Class and Institutional Class.  Investor Class shares are subject to a 0.25% distribution fee and 0.10% shareholder service fee.  As of March 31, 2014, the Institutional Class shares were not yet available.  The Fund may issue an unlimited number of shares of beneficial interest, with no par value.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 4.

Federal Income Taxes – The Fund complies with the requirements of subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income tax provision is required. As of and during the period ended March 31, 2014, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. As of and during the period ended March 31, 2014, the Fund did not have liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. During the period ended March 31, 2014, the Fund did not incur any interest or penalties. The Fund is subject to examination by U.S. taxing authorities for the tax periods since the commencement of operations.

Security Transactions and Investment Income – The Fund follows industry practice and records security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations. Discounts and premiums on securities purchased are amortized over the expected life of the respective securities.

The Fund distributes all net investment income, if any, and net realized capital gains, if any, annually.  Distributions to shareholders are recorded on the ex-dividend date.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes.  These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes.  Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.

Bushido Capital Long/Short Fund

Notes to the Financial Statements (Unaudited) – Continued
March 31, 2014

Options Transactions – The Fund may use certain options (both traded on an exchange and over-the-counter) as a substitute for a comparable market position in the underlying security, to attempt to hedge or limit the exposure of a particular portfolio security, to create a synthetic money market position, for certain tax-related purposes and to close out previously established options. The Fund may write put and call options only if it (i) owns an offsetting position in the underlying security or (ii) maintains cash or other liquid assets in an amount equal to or greater than its obligation under the option.

When the Fund writes a call or put option, an amount equal to the premium received is included in the Statement of Assets & Liabilities as a liability. The amount of the liability is subsequently adjusted to reflect the current fair value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the cost of the security acquired is decreased by the premium originally received. As the writer of an option, the Fund has no control over whether the underlying securities are subsequently sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security underlying the written option.

The Fund may purchase call and put options. When the Fund purchases a call or put option, an amount equal to the premium paid is included in the Statement of Assets & Liabilities as an investment, and is subsequently adjusted to reflect the fair value of the option. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If the Fund exercises a call option, the cost of the security acquired is increased by the premium paid for the call. If the Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such a sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities.  See Note 3 for information related to option activity during the period.

Short Sales – A short sale is the sale by the Fund of a security which they do not own in anticipation of purchasing the same security in the future at a lower price to close the short position.  A short sale will be successful if the price of the shorted security decreases.  However, if the underlying security goes up in price during the period in which the short position is outstanding, the Fund will realize a loss.  The risk on a short sale is unlimited because the Fund must buy the shorted security at the higher price to complete the transaction.  Therefore, short sales may be subject to greater risks than investments in long positions.  With a long position, the maximum sustainable loss is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security.  The Fund would also incur increased transaction costs associated with selling securities short.  In addition, if the Fund sell securities short, they must maintain a segregated account with their custodian containing cash or high-grade securities equal to (i) the greater of the current market value of the securities sold short or the market value of such securities at the time they were sold short, less (ii) any collateral deposited with the Fund’s broker (not including the proceeds from the short sales).  The Fund may be required to add to the segregated account as the market price of a shorted security increases.  As a result of maintaining and adding to its segregated account, the Fund may maintain higher levels of cash or liquid assets (for example, U.S. Treasury bills, repurchase agreements, high quality commercial paper and long equity positions) for collateral needs thus reducing their overall managed assets available for trading purposes.

Foreign Currency – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

Bushido Capital Long/Short Fund

Notes to the Financial Statements (Unaudited) – Continued
March 31, 2014

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

The Fund reports net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

3.  DERIVATIVE TRANSACTIONS

The Fund may use derivatives for different purposes, such as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The various derivative instruments that the Fund may use are options, futures contracts and options on futures contracts and other derivative securities. The Fund may also use derivatives for leverage, in which case their use would involve leveraging risk. A Fund investing in a derivative instrument could lose more than the principal amount invested.

The Fund has adopted the disclosure provisions of FASB Accounting Standard Codification 815, Derivatives and Hedging (“ASC 815”). ASC 815 requires enhanced disclosures about the Fund’s use of, and accounting for, derivative instruments and the effect of derivative instruments on the Fund’s results of operations and financial position. Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though the Fund may use derivatives in an attempt to achieve an economic hedge, the Fund’s derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

Average Balance Information – The average monthly market values of purchased and written options during the period ended March 31, 2014, were $5,631 and $1,685, respectively.

Bushido Capital Long/Short Fund

Notes to the Financial Statements (Unaudited) – Continued
March 31, 2014

Transactions in written options contracts for the period ended March 31, 2014, are as follows:

	Number of	Premiums
	Contracts	Received
Beginning Balance	(29)	$(2,986)
Options written	(8)	(1,105)
Options covered	—	—
Options expired	20	2,409
Options exercised	17	1,682
Outstanding at March 31, 2014	0	$0

The effect of Derivative Instruments on the Statement of Operations for the period ended March 31, 2014:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as	Purchased	Written
hedging instruments under ASC 815	Option	Options	Total
Equity Contracts	$(66,434)	$2,409	$(64,025)
Total	$(66,434)	$2,409	$(64,025)

Change in Unrealized Appreciation on Derivatives Recognized in Income

Derivatives not accounted for as	Purchased	Written
hedging instruments under ASC 815	Option	Options	Total
Equity Contracts	$70,245	$137	$70,382
Total	$70,245	$137	$70,382

4.  SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.  The Fund’s investments are carried at fair value.

Bushido Capital Long/Short Fund

Notes to the Financial Statements (Unaudited) – Continued
March 31, 2014

Mutual Funds – Investments in other mutual funds, including money market funds, are valued at their net asset value per share.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Equity Securities – Equity securities, including common stocks, preferred stocks, Exchange Traded Funds (“ETFs”) and real estate investment trusts (“REITS”), that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices.  Securities traded primarily in the Nasdaq Global Market System for which market quotations are readily available shall be valued using the Nasdaq Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. If the market for a particular security is not active, and the mean between bid and ask prices is used, these securities are categorized in Level 2 of the fair value hierarchy.

Corporate Bonds – Corporate bonds, including listed issues, are valued at fair value on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques.  The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer.  Most corporate and municipal bonds are categorized in Level 2 of the fair value hierarchy.

Derivative Instruments – Listed derivatives, including options, rights, warrants and futures that are actively traded are valued based on quoted prices from the exchange and categorized in Level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their net asset values per share.  The Board of Trustees has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary.  The Board of Trustees regularly reviews reports that describe any fair value determinations and methods.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of March 31, 2014:

	Level 1	Level 2	Level 3	Total
Common Stocks	$4,598,063	$—	$—	$4,598,063
Corporate Bonds	—	1,002,726	—	1,002,726
Exchange Traded Funds	1,173,976	—	—	1,173,976
Short-Term Investment	460,275	—	—	460,275
Total Investments	$6,232,314	$1,002,726	$—	$7,235,040

Bushido Capital Long/Short Fund

Notes to the Financial Statements (Unaudited) – Continued
March 31, 2014

	Level 1	Level 2	Level 3	Total
Securities Sold Short
Common Stocks	$83,814	$—	$—	$83,814
Exchange Traded Funds	937,700	—	—	937,700
Total Securities Sold Short	$1,021,514	$—	$—	$1,021,514

Transfers between levels are recognized at the end of the reporting period.  During the period ended March 31, 2014, the Fund recognized no transfers to/from Level 1 or Level 2.  The Fund did not invest in any Level 3 investments during the period.  Refer to the Schedule of Investments for further information on the classification of investments.

5.  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has an agreement with the Adviser to furnish investment advisory services to the Fund.  Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 1.25% of the Fund’s average daily net assets.

The Fund’s Adviser has contractually agreed to waive a portion or all of its management fees and/or reimburse the Fund for its expenses to ensure that total annual operating expenses (excluding acquired fund fees and expenses, dividends on short positions, interest, taxes, brokerage commissions and extraordinary expenses) for the Fund do not exceed 1.85% of the Fund’s average daily net assets of the Investor Class, subject to possible recoupment from the Fund within three years after the fees have been waived or reimbursed.  Expenses waived and/or reimbursed by the Adviser may be recouped by the Adviser if such recoupment can be achieved without exceeding the expense limit in effect at the time the waiver and/or reimbursement occurred.  The Operating Expense Limitation Agreement will be in effect through at least May 31, 2015.  Waived and/or reimbursed fees and expenses subject to potential recovery by year of expiration are as follows:

Expiration	Amount
9/30/2016	$205,176
9/30/2017	$102,433

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Fund’s Administrator.  U.S. Bank, N.A. (the “Custodian”) serves as the custodian to the Fund.  The Custodian is an affiliate of the Administrator.  The Administrator performs various administrative and accounting services for the Fund.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the payment of the Fund’s expenses and reviews the Fund’s expense accruals; and serves as the Fund’s fund accountant and transfer agent.  The officers of the Trust and the Chief Compliance Officer are employees of the Administrator.  A Trustee of the Trust is an officer of the Administrator.  As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums.  Fees paid by the Fund for administration and accounting, transfer agency, custody and chief compliance officer services for the period ended March 31, 2014 are disclosed in the Statement of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  The Distributor is an affiliate of the Administrator.  A Trustee of the Trust is an interested person of the Distributor.

Bushido Capital Long/Short Fund

Notes to the Financial Statements (Unaudited) – Continued
March 31, 2014

6.  DISTRIBUTION & SHAREHOLDER SERVICING FEES

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”).  The Plan permits the Fund to pay for distribution and related expenses at an annual rate of 0.25% of the average daily net assets.  The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund.  Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred.  For the period ended March 31, 2014, the Investor Class incurred expenses of $6,183 pursuant to the Plan.

The Fund has entered into a shareholder servicing agreement (the “Agreement”) with the Adviser, under which the Fund may pay servicing fees at an annual rate of 0.10% of the average daily net assets of the Investor Class.  Payments to the Adviser under the Agreement may reimburse the Adviser for payments it makes to selected brokers, dealers and administrators which have entered into service agreements with the Adviser for services provided to shareholders of the Fund.  The services provided by such intermediaries are primarily designed to assist shareholders of the Fund and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Fund in servicing such shareholders.  Services provided by such intermediaries also include the provision of support services to the Fund and includes establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Fund, and providing such other personal services to shareholders as the Fund may reasonably request.  For the period ended March 31, 2014, the Fund incurred $1,565 in shareholder servicing fees under the Agreement.

7.  CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Fund were as follows:

		For the Period
	Six Months Ended	Inception through
	March 31, 2014	September 30, 2013(1)
Shares sold	320,702	280,938
Shares issued to holders
in reinvestment of dividends	251	—
Shares redeemed	(13)	(8)
Net increase	320,940	280,930

(1)	Inception date of the Fund was October 31, 2012.

8.  INVESTMENT TRANSACTIONS

The aggregate purchases and sales, excluding short-term investments and short positions, by the Fund for the period ended March 31, 2014, were as follows:

	Purchases	Sales
U.S. Government	$—	$—
Other	$4,666,779	$995,584

Bushido Capital Long/Short Fund

Notes to the Financial Statements (Unaudited) – Continued
March 31, 2014

9.  FEDERAL TAX INFORMATION

The aggregate gross unrealized appreciation and depreciation of securities (excluding short positions) held by the Fund and the total cost of securities for federal income tax purposes at March 31, 2014, were as follows:

Aggregate Gross	Aggregate Gross		Federal Income
Appreciation	Depreciation	Net	Tax Cost
$600,018	$(81,576)	$518,442	$6,716,598

At September 30, 2013, components of accumulated earnings on a tax-basis were as follows:

Undistributed	Undistributed	Other		Total
Ordinary	Long-Term	Accumulated	Unrealized	Accumulated
Income	Capital Gains	Losses	Appreciation	Earnings
$—	$—	$(46,299)	$200,409	$154,110

As of September 30, 2013, the Fund did not have any capital loss carryovers.  A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year.  Qualified late year losses are certain capital, and ordinary losses which occur during the portion of the Fund’s taxable year subsequent to October 31.  For the taxable year ended September 30, 2013, the Fund deferred, on a tax basis, post-December late year losses of $9,704 and post-October losses of $21,961.

The tax character of distributions paid during the period ended March 31, 2014 were as follows:

Ordinary	Long Term
Income*	Capital Gains	Total
$2,853	$—	$2,853

*	For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.

Bushido Capital Long/Short Fund

Additional Information (Unaudited)
March 31, 2014

APPROVAL OF INVESTMENT ADVISORY AGREEMENT – BUSHIDO CAPITAL PARTNERS, LLC

At the regular meeting of the Board of Trustees of Managed Portfolio Series (“Trust”) on February 24-25, 2014, the Trust’s Board of Trustees (“Board”), including all of the Trustees who are not “interested persons” of the Trust as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (“Independent Trustees”), considered and approved the continuation of the Investment Advisory Agreement between the Trust and Bushido Capital Partners, LLC. (“Bushido”) regarding the Bushido Capital Long/Short Fund (the “Fund”) (the “Investment Advisory Agreement”) for another annual term.

Prior to the meeting and at a meeting held on November 12-13, 2013, the Trustees received and considered information from Bushido and the Trust’s administrator designed to provide the Trustees with the information necessary to evaluate the continuance of the Investment Advisory Agreement (“Support Materials”).  Before voting to approve the continuance of the Investment Advisory Agreement, the Trustees reviewed the Support Materials with Trust management and with counsel to the Independent Trustees and received a memorandum from such counsel discussing the legal standards for their consideration of the agreement.  This information together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.

In determining whether to continue the Investment Advisory Agreement, the Trustees considered all factors they believed relevant including the following: (1) the nature, extent, and quality of the services provided by Bushido; (2) the cost of the services provided and the profits realized by Bushido from services rendered to the Trust with respect to the Fund; (3) comparative fee and expense data for the Fund and other investment companies with similar investment objectives; (4) the extent to which economies of scale may be realized as the Fund grows and whether the advisory fee for the Fund reflects such economies of scale for the Fund’s benefit; and (5) other financial benefits to Bushido resulting from services rendered to the Fund.  In their deliberations, the Trustees did not identify any particular information that was all-important or controlling.

Based upon the information provided to the Board throughout the course of the year, including an in-person presentation by representatives of Bushido, and the Support Materials, the Board concluded that the overall arrangements between the Trust and Bushido set forth in the Investment Advisory Agreement as it relates to the Fund continue to be fair and reasonable in light of the services that Bushido performs,  investment advisory fees that the Fund pays, and such other matters as the Trustees considered relevant in the exercise of their reasonable judgment.  The material factors and conclusions that formed the basis of the Trustees’ determination to approve the continuation of the Investment Advisory Agreement are summarized below.

Nature, Extent and Quality of Services Provided.  The Trustees considered the scope of services that Bushido provides under the Investment Advisory Agreement with respect to the Fund, noting that such services include but are not limited to the following: (1) investing the Fund’s assets consistent with the Fund’s investment objective and investment policies; (2) determining the portfolio securities to be purchased, sold or otherwise disposed of and the timing of such transactions; (3) voting all proxies with respect to the Fund’s portfolio securities; (4) maintaining the required books and records for transactions affected by Bushido on behalf of the Fund; and (5) selecting broker-dealers to execute orders on behalf of the Fund.  The Trustees noted Bushido’s status as an affiliate of Marshfield Associates, Inc. (“Marshfield”), a registered investment adviser with $1.8 billion in assets under management, and Marshfield’s commitment to provide resources to Bushido.  The Trustees considered the capitalization of Bushido and noted the firm’s commitment to renew its reserve account arrangement as an added assurance of prompt payment

Bushido Capital Long/Short Fund

Additional Information (Unaudited) – Continued
March 31, 2014

of its obligations to the Fund.  The Trustees also considered the investment philosophy of the portfolio manager and his experience managing assets with similar investment objectives.  In addition, the Trustees considered the Fund’s performance (net of sales loads) through December 31, 2013, noting that while the Fund was underperforming its benchmark since inception, the Fund had achieved positive returns during its limited operations, and further noting that it is difficult to make meaningful comparisons with short-term results.  The Trustees concluded that they are satisfied with the nature, extent and quality of services that Bushido provides to the Fund under the Investment Advisory Agreement.

Cost of Advisory Services and Profitability.  The Trustees considered the annual management fee that the Fund pays to Bushido under the Investment Advisory Agreement, as well as Bushido’s profitability from services that Bushido rendered to the Fund during the 12 month period ended June 30, 2013.  In that regard, the Trustees noted that Bushido subsidizes the cost of all shareholder (other than transfer agency fees) and distribution services rendered to the Fund which exceed the projected Rule 12b-1 and shareholder servicing fees payable by the Fund.  The Trustees further noted that the management fees and performance incentive fees that Bushido charges to separately managed accounts with assets similar to those of the Fund are in aggregate generally comparable to the advisory fee for the Fund. The Trustees also considered that Bushido had contractually agreed reduce its management fees, and, if necessary, reimburse the Fund for its operating expenses, as specified in the Fund’s prospectus.  The Trustees concluded that Bushido’s service relationship with the Fund has not been profitable.

Comparative Fee and Expense Data.  The Trustees considered an analysis comparing the contractual expenses borne by the Fund and those of funds within its Morningstar benchmark category.  The Trustees noted that the Fund’s management fee was slightly higher than the average but the same as the median management fees reported for the benchmark category.  They also considered that the total expenses of the Fund were slightly higher than the average total expenses (after waivers and expense reimbursements) reported for the benchmark category, but that the average net assets of the benchmark category was significantly higher than the assets of the Fund.  While recognizing that it is difficult to compare advisory fees because the scope of advisory services provided may vary from one investment adviser to another, the Trustees concluded that Bushido’s advisory fee continues to be reasonable.

Economies of Scale.  The Trustees considered whether the Fund may benefit from any economies of scale, noting that the proposed investment advisory fee for the Fund did not contain breakpoints.  The Trustees noted the fact that an increase in assets would most likely not lead to a proportionate decrease in the level of advisory services that Bushido would be required to provide to the Fund at the present time.  The Trustees consequently concluded that it was not necessary to consider the implementation of fee breakpoints at current asset levels, but considered revisiting the issue in the future as circumstances changed and asset levels increased. The Trustees also considered that Bushido had agreed to consider breakpoints in the future in response to asset growth.

Other Benefits.  The Trustees noted that Bushido does not utilize soft dollar arrangements with respect to portfolio transactions and has no affiliated brokers to execute the Fund’s portfolio transactions.  While the Trustees noted that Rule 12b-1 fees may be paid to Bushido as compensation for shareholder and distribution services performed on behalf of the Fund, the Trustees also observed that the distribution expenses that Bushido incurred significantly exceed any Rule 12b-1 payments from the Fund. The Trustees concluded that Bushido does not receive any additional financial benefits from services rendered to the Fund.

Bushido Capital Long/Short Fund

Additional Information (Unaudited) – Continued
March 31, 2014

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov.  The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  For information on the Public Reference Room call 1-800-SEC-0330.  In addition, the Fund’s Form N-Q is available without charge upon request by calling 1-855-359-1515.

AVAILABILITY OF PROXY VOTING INFORMATION

A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-855-359-1515.  Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available (1) without charge, upon request, by calling 1-855-359-1515, or (2) on the SEC’s website at www.sec.gov.

(This Page Intentionally Left Blank.)

Bushido Capital Long/Short Fund

Privacy Notice

The Fund collects only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you.  The Fund collects financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Fund does not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law.  Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Fund, as well as the Fund’s investment adviser who is an affiliate of the Fund.  If you maintain a retirement/educational custodial account directly with the Fund, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes.  The Fund limits access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Fund.  All shareholder records will be disposed of in accordance with applicable law.  The Fund maintains physical, electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

INVESTMENT ADVISER
Bushido Capital Partners, LLC
21 DuPont Circle NW, Suite 500
Washington, D.C.  20036

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI  53202

CUSTODIAN
U.S. Bank, N.A.
1555 North River Center Drive
Milwaukee, WI  53212

ADMINISTRATOR, FUND ACCOUNTANT
AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI  53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen Fund Audit Services, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH  44115

LEGAL COUNSEL
Bernstein, Shur, Sawyer & Nelson, P.A.
100 Middle Street
Portland, ME  04104

This report should be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the
Fund’s trustees and is available without charge upon request by calling 1-855-359-1515.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Note applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable for semi-annual reports.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Managed Portfolio Series

By (Signature and Title)* /s/ James R. Arnold
 James R. Arnold, President

Date     June 5, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ James R. Arnold
 James R. Arnold, President

Date     June 5, 2014

By (Signature and Title)* /s/ Brian R. Wiedmeyer
  Brian R. Wiedmeyer, Treasurer

Date     June 5, 2014

* Print the name and title of each signing officer under his or her signature.